UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05128
Investment Company Act file number

The Swiss Helvetia Fund, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Andrew Dakos, President and Chief Executive Officer
 c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

 1-800-730-2932
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2020

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

The Swiss Helvetia Fund, Inc.
Executive Offices
615 East Michigan Street
Milwaukee, WI 53202
(800) 730-2932

A Swiss Investments Fund	Annual Report
www.swzfund.com

For the Year Ended
December 31, 2020

THE SWISS HELVETIA FUND, INC.

Managed Distribution Policy Disclosure

In May 2018, The Swiss Helvetia Fund, Inc. (the “Fund”), acting pursuant to an SEC exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), adopted a managed distribution policy. Under that policy, as resumed by the Board and announced in November 2019, the Fund paid a quarterly distribution stated in terms of a fixed amount of $0.1404 per share of the Fund’s common stock, which equated to an annualized distribution rate of 6.00% based on the Fund’s net asset value of $9.36 as of October 31, 2019.  In accordance with the Fund’s policy as then in effect, the Fund distributed on March 31, 2020, June 29, 2020 and September 30, 2020, $0.1404 per share to stockholders of record on March 23, 2020, June 22, 2020, and September 21, 2020. Commencing in December 2020, the Fund began making quarterly distributions pursuant to the Fund’s new policy of $0.13755 per share, which equates to an annualized distribution rate of 6.00% based on the Fund's net asset value of $9.17 per share as of October 31, 2020.  In accordance with the policy, the Fund distributed on December 31, 2020, $0.13755 per share to stockholders of record on December 21, 2020.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distribution or from the terms of the Fund’s managed distribution policy. The Board reviews the Fund’s managed distribution policy periodically and may amend or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

With each distribution, the Fund will issue a notice to stockholders and a press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to stockholders are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099- DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Federal Income Tax and Investment Transactions” under Note 5 of the Notes to Financial Statements for information regarding the tax character of the Fund’s distributions. A copy of the Fund’s Section 19(a) notices is available on the Fund’s website at www.swzfund.com.

The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

THE SWISS HELVETIA FUND, INC.

Dear Stockholder,

We are pleased to provide you with the Annual Report for The Swiss Helvetia Fund, Inc. (the “Fund”) covering the twelve-month period ended December 31, 2020.

The end of an eventful 2020 brought with it a continuation of the upward trend in securities markets following the pandemic driven global markets crash in March.  After a sharp decrease in the Fund’s net asset value and market price in the first quarter of the year, both have fully recovered and currently trade at levels higher than those just prior to the onset of the pandemic-driven crash.  In addition, the Fund’s discount to net asset value has narrowed to about the same level as of a year ago.

On December 14, 2020, the Fund’s Board of Directors approved the Fund’s stock repurchase plan of up to 250,000 shares of common stock for 2021. During the year ended December 31, 2020, the Fund repurchased 54,857 shares of its capital stock at a cost of $449,102. The weighted average discount of these purchases to net asset value was about 16.33%.

At the Fund’s Annual Meeting of Stockholders held on September 16, 2020, stockholders elected Andrew Dakos, Richard Dayan, Phillip F. Goldstein, Gerald Hellerman and Moritz A. Sell as Directors and ratified Tait, Weller & Baker, LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2020.

On November 25, 2020, the Fund’s Board of Directors approved the quarterly distribution of a fixed amount of $0.13755 per share, which equates to an annualized rate of 6.00% as of the Fund’s net asset value of $9.17 as of October 31, 2020.

Detailed comments regarding the Swiss economy and market environment follow in the accompanying Management Discussion and Analysis.

On behalf of the board, I thank you for your investment in the Fund.

Sincerely yours,

Andrew Dakos
Chairman

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of December 31, 2020)

For the twelve-month period ended December 31, 2020, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased 14.18% in US dollars (“USD”). For the same period, the Fund’s share price performance increased 14.29% in USD, as the discount at which the Fund traded its shares slightly decreased. This compares with an increase of 13.83% in the Swiss Performance Index (the “Index” or “SPI”) in USD.

Economic environment during the period under review

Global economic review
The year 2020 was dominated by many uncertainties, including trade relations between the US and China, Brexit, and the US elections. But these were all dwarfed by the novel coronavirus outbreak, which led to the isolation of the Chinese city of Wuhan in January and to global spreading and subsequent lockdowns across many countries as the year progressed.

The global economy contracted sharply as trade activity came almost to a full halt due to imposed lockdowns in the first half of the year. Although economic growth slightly improved during the summer months, renewed waves and new variants of the virus posed renewed concerns for the global economy towards the end of the year. After a contraction of world gross domestic product (“GDP”) by -3.5% in 2020 as per preliminary estimate by the International Monetary Fund (“IMF”), a strong recovery of +5.5% is projected by the same institute for 2021. In Switzerland, the State Secretariat for Economic Affairs (“SECO”) sees a decline of -3.3% in 2020 and a recovery of +3.0% in 2021.

To limit the damage to the economy inflicted by lockdowns, governments and central banks have unleashed unprecedented fiscal and monetary stimulus. Vast amounts of liquidity were supplied to the financial system and into the non-bank private sector. Temporary solutions, such as employee furloughs, provided financial buffers to companies that saw demand collapse. Many businesses implemented further cost saving measures. Industries expecting longer lasting downturns, such as aviation, announced deeper cuts to their workforce. Unsurprisingly, unemployment skyrocketed in many parts of the world.

The global rollout of COVID-19 vaccines as well as additional policy support in a few large economies is expected to strengthen economic activity later in 2021. However, we believe the shape and speed of the recovery will still depend on the pandemic’s evolution.

THE SWISS HELVETIA FUND, INC.

Market environment during the period under review

After a steep decline due to the worldwide pandemic in February and March, financial markets showed a strong recovery in asset prices supported by unprecedented fiscal stimulus.

Worldwide equities measured by the MSCI World Index returned +16.5% over the full year in USD terms. The MSCI World Index lost -20.9% in the first quarter of 2020 as the coronavirus reached the western world. During the summer, equity markets started a strong recovery. In November, announcements of a highly effective COVID-19 vaccine provided a boost to the outlook for the world economy and equity markets rallied again to reach all-time highs in many indices.

Despite the strong global recovery in 2020, some markets in Europe did not fully recover from their first quarter declines. The UK’s FTSE 100 (-11.4%) and Spain’s IBEX 35 (-12.7%) experienced their worst total returns since 2008, while Italy’s FTSE MIB (-3.3%) also lost ground. The MSCI Europe declined -2.8% (in EUR, although thanks to the strength of the Euro, this translated to +5.85% in USD terms).

In contrast, the more defensive Swiss equities, as measured by the SPI, rose +3.8% in 2020 (in CHF, which in USD terms is almost exactly 10% higher due to the strength of the Swiss franc) after a decline of -11.8% (in CHF) in the first quarter. Within Switzerland, small & mid caps, represented by the SPI Extra Index (“SPIEX”), increased by +8.1% and outperformed the large cap segment (Swiss Market Index Total Return “SMIC”), by +3.7%.

From a sector perspective, automobile & parts showed the strongest performance in 2020 and increased +47.6%. Followed by utilities (+43.8%), chemicals (+36.0%) and financial services (+34.3%) (in USD).

THE SWISS HELVETIA FUND, INC.

Swiss Performance Index for the year 2020

Source: Schroders, Bloomberg, as of December 31, 2020. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

The Fund’s NAV return of +14.29% was ahead of the Index’s return by +0.46% in USD for the period under review.

In terms of style, “growth” stocks outperformed their value counterpart. The MSCI Switzerland Growth Index increased by +5.0% over the year, while the value pendant decreased by -5.5% (measured in CHF, as there is no USD variant available). Amongst small & mid cap stocks, the MSCI Switzerland Small & Mid Cap Growth Index outperformed the value counterpart by

THE SWISS HELVETIA FUND, INC.

+22.16%. Thus, our bias towards value, especially within our small & mid cap overweight, was negative.

Our size bias towards small & mid cap stocks was a tailwind for our performance, as large caps underperformed during the period under review.

In terms of stock picking, positive contributions came from overweights in Logitech, Tecan, BKW, VZ Holding, SIG Comibloc, ams, SoftwareOne and DKSH, as well as underweights in Swiss Re, Roche and LafargeHolcim. In contrast, negative contributions came from underweights in Lonza, Givaudan, Sika and UBS as well as overweights in Aryzta, Swiss Life, Helvetia and Swatch. The Fund’s cash positions also detracted from relative performance.

The Fund’s private equity positions as a whole experienced only a small change in valuation. That said, in a year where listed equities were strongly up, the negative impact on relative performance was significant and higher than one percentage point of relative performance.

Portfolio changes

In total, there were 21 purchases and 19 sales of listed equities on a net basis in 2020 plus a reduction in the Fund’s privately held position in Spineart. As of December 31, 2020, there were 41 listed companies held by the Fund and five direct private equity investments, including one participation in a private equity limited partnership.

THE SWISS HELVETIA FUND, INC.

New Investments by the Fund

Alcon
ams
Geberit
Idorsia
Lonza
Medacta
SGS
SoftwareOne
Stadler Rail
Swissquote
Swiss Re

Additions to Existing Investments

ABB
Helvetia
Nestlé
Partners Group
Richemont
Schindler
SFS
Swatch
Swiss Life
Zurich Insurance

Positions Entirely Disposed of

Aryzta
Bucher
Feintool
Implenia
Kuros
Sunrise

Reductions in Existing Investments

Belimo
BKW
Cembra Money Bank
Credit Suisse
Galenica
Julius Baer
Logitech
Sensirion
SIG Combibloc
Sulzer
Tecan
UBS
VZ Holding
SpineArt

THE SWISS HELVETIA FUND, INC.

The Fund established new positions in Alcon, ams, Geberit, Idorsia, Lonza, Medacta, SGS, SoftwareOne, Stadler Rail, Swissquote and Swiss Re.

ams is a semi-conductor manufacturer that supplies facial recognition technology, including for Apple’s iPhones. We bought a new position in May after a heavy underperformance year-to-date. We believe this underperformance was in part due to the announced acquisition of Osram and the related capital increase, which led to significant dilution. The capital increase was underwritten during the COVID-19 crisis and its success was uncertain in our view. We bought a new position only after the capital increase, as we believed downside risks were priced in and saw risk tilted to the upside.

Alcon presented respectable third quarter results. The decline in revenue was less severe than expected. Due to strict cost control measures and product innovation, we believe that the company is past its revenue and profit bottom, although we also believe it will take time to achieve revenue numbers comparable to the company’s previous year. We therefore bought a first small position.

Medacta saw its previously healthy revenue growth turned into a decline by the COVID-19 crisis. Since then, revenues improved gradually, and cost saving measures came into effect. We expect that the company will again achieve strong revenue growth in 2021 and increase its market share.

Idorsia achieved incremental progress with two of its pipeline drugs. While our view is that there are still some risks regarding the approval of its sleeping drug, positive clinical data could open up a large market for the company.

SoftwareOne is an information and communications technology company that provides consulting services on technology trends, software licensing and procurement. We started building a position in SoftwareOne after its shares were sold off in March.

Furthermore, we opportunistically built positions in Geberit, SGS and Swiss Re as their share prices unduly corrected, in our view; we believe that all three are quality companies.

Geberit is a manufacturer and supplier of sanitary parts. We believe the company has high quality products, strong management and a solid balance sheet. We expect the construction market to be less affected by the COVID-19 outbreak, especially in key markets such as Germany.

SGS is a world leader in testing and certification, which we believe has high margins and stable earnings.

THE SWISS HELVETIA FUND, INC.

We decreased our underweight in Swiss Re when it fell below book value after it surprised the market once more with a reserve strengthening in its ailing corporate solutions division. While we are still skeptical of Swiss Re’s venture into first line insurance, we expect its re-insurance division to return to high profitability.

During the period of heightened volatility, we actively managed the Fund’s portfolio. We increased a number of positions, such as Richmont and SFS, where we saw valuations at attractive levels due to their long-term earnings development potential.

We also took advantage of the market sell off to add to positions that we felt had over-corrected, especially in the insurance sector (Helvetia, Swiss Life, Zurich). Many insurance companies did not rebound as quickly as companies in the financial sector, but we believe that the overall impact of COVID-19 on the industry is likely overstated and that the Fund has invested in companies with solid capital positions. We increased the Fund’s position in Partners Group, which we believe will be able to maintain meaningful levels of management fees due to the nature of private markets and because we felt it was undervalued due to its connection to the financial sector.

We also increased our positions in ABB, Nestlé and Schindler.

On the other hand, we sold our entire positions in Aryzta, Bucher, Feintool, Implenia, Kuros and Sunrise. While we were convinced that Aryzta was well underway in terms of its reorganization and debt reduction, we also believed that it was particularly vulnerable to the COVID-19 crisis, as its restaurant and hotel clients were forced to close during lockdown. As a result, we feared that another capital increase could not be ruled out at this point. We sold the remaining position in Bucher, as the COVID-19 crisis’ impact on the conglomerate is difficult to predict, and Feintool due to its above average exposure to the automotive sector.

We exited our positions in Implenia after its strong rebound, and in Kuros, as we see better opportunities elsewhere. The reason for the sale of Sunrise was that it was taken over.

We also reduced our investment – mainly to take profits after strong relative share price developments – in a number of stocks such as Belimo, BKW, Galenica, Logitech, Tecan and VZ Holding. We reduced Sulzer before the COVID-19 crisis, as one of its non-core divisions, applicator systems, saw growth stall.

Within the finance sector, we reduced UBS and Credit Suisse. While their investment banking divisions might benefit from the higher trading activities in the short-term, we believe that a slower economy, more cautious investor behavior and an abundance of interest free liquidity might neutralize profits if the spike in investment banking activity should recede.

THE SWISS HELVETIA FUND, INC.

Outlook and Investment View

Investment View

COVID-19 vaccines have provided a boost to the outlook for the world economy and spurred a significant rally in equity markets. There is, at last, some light at the end of the tunnel. The vaccines should, eventually, bring a return to normal social behavior and an end to the restrictions that remain in place in many parts of the world.

Our forecasts factor in a difficult winter before the vaccine brings a stronger recovery in activity in the second half of 2021. We see the recovery extending into 2022 as fiscal and monetary policy remain loose whilst activity normalizes. Growth is expected to continue at an above average rate throughout the forecast. Meanwhile, we expect inflation to remain relatively contained with only a modest pick-up in response to higher commodity prices.

Such a pattern is typical of a recovery phase in a market cycle. Our forecast for the next two years looks very similar to the bounce back from the Global Financial Crisis in 2010 and 2011 (see chart below).

Source: Schroders Economics Group, as of November 30, 2020 (please see accompanying notes, to include warnings regarding economic forecasts).

THE SWISS HELVETIA FUND, INC.

Looking at the Swiss equity market and its performance prospects for 2021 specifically, we note that the Index fared quite well in international comparison in 2020, with defensive heavyweights Nestlé, Novartis and Roche substantially outperforming during the COVID-19-related correction. However, at year-end, these stocks were not standing out compared to the Index. Rather, it is thanks to the many leading companies outside the blue chip Swiss Market Index (SMI) that the overall Swiss market fared relatively well. The small and mid-cap index, the SPI EXTRA Total Return (SPIEX, +18.5%), kept up with the performance of one of the strongest markets in 2020, the S&P 500 (SPX), which returned +18.4% (in USD terms).

While it is possible, as many strategists are forecasting, that the more cyclical European markets might play ‘catch-up’ in 2021, we remain positive on the Swiss stock market for two reasons. First, the three heavyweight defensive stocks continue to provide upside to investors. Their businesses are making good progress and they offer attractive and growing dividends of more than 3%, on average. Second, the Swiss equity market has more to offer than just these three defensive leaders. It is what we call the “small Nestlés” that are characteristic of the Swiss universe. Our view is that investing into these Swiss leading companies in their respective industry niches- many of which are small and mid-cap stocks – makes sense from a risk/return perspective for both domestic and international investors.

Going beyond risk and return, and looking at the sustainability argument, we note that Switzerland ranks high in terms of Environmental, Social and Governance (ESG) aspects. There are no so-called ‘sin industries’ and there is no material basic resource or fossil fuel extraction exposure within the Swiss universe. Adding Swiss companies to an international equity portfolio can therefore improve the CO2 footprint and overall ESG rating.

A closer examination of the dividend yield also reveals that, as compared to other countries throughout the world, you get a very high dividend yield premium when investing in Swiss equities as compared to the country’s 10-year government bond.

THE SWISS HELVETIA FUND, INC.

Source: Bloomberg, as of November 30, 2020.

We also are very mindful of both the immediate and long-term implications of the “small Nestlé’s” mentioned above. We believe that these companies, which are key to the performance of the Fund, are leaders in a wide variety of areas, such as machinery, watches, jewelry, staffing, logistics, inspection, private banking, dental implants, hearing aids and computer equipment. These businesses are international, and so the “small Nestlé’s” of the Index have had to prove themselves outside the narrow Swiss end-consumer market by developing a genuine competitive advantage, something that we feel cannot be quickly copied by peers. Having superior products, technology or service, together with a high share of the relevant global market, should allow these companies to generate healthy margins. In simple terms, they should be able to offer better profits for longer.

We believe the above analysis highlights why the Swiss market, and Swiss small and mid-caps in particular, have outperformed global equities in the past. We expect this asset class to remain well-placed for the long-term.

THE SWISS HELVETIA FUND, INC.

Finally, to focus a bit more on the short term and the current economic environment, we note that companies with a strong global position and a high share of international revenues should have a meaningful advantage: in the most likely scenario for 2021/2022, which we believe is  a global synchronized economic recovery, these companies  should benefit from the resurgence of global trade.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2020

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — 97.94%

Advertising — 0.98%
17,914	DKSH Holding AG	$1,348,692	0.98%
	An international
	marketing and services
	group. The company
	offers a comprehensive
	package of services that
	includes organizing and
	running the entire value
	chain for any product.
	(Cost $1,176,534)
		1,348,692	0.98%
Banks — 4.05%

10,700	Cembra Money Bank AG	1,297,630	0.94%
	Provides financial services.
	The company’s services
	include personal loans,
	vehicle financing, credit
	cards and savings and
	insurance services.
	(Cost $636,061)

131,638	Credit Suisse Group AG	1,697,690	1.23%
	A global diversified
	financial services company
	with significant activity in
	private banking,
	investment banking and
	asset management.
	(Cost $1,641,957)

184,000	UBS Group AG	2,595,713	1.88%
	Provides retail banking,
	corporate and institutional
	banking, wealth
	management, asset
	management and
	investment banking.
	(Cost $2,541,374)
		5,591,033	4.05%
Biotechnology — 0.75%

36,000	Idorsia Ltd.[1]	1,039,335	0.75%
	Researches, develops,
	and manufactures
	pharmaceutical, biological,
	and diagnostic products.
	(Cost $1,027,734)
		1,039,335	0.75%
Building Materials — 3.80%

145	Belimo Holding AG	1,259,800	0.91%
	Market leader in damper
	and volume control
	actuators for ventilation
	and air-conditioning
	equipment.
	(Cost $344,115)

660	Forbo Holding AG	1,133,413	0.82%
	Produces floor coverings,
	adhesives and belts for
	conveying and power
	transmission.
	(Cost $1,054,700)

2,550	Geberit AG	1,598,744	1.16%
	Manufactures and supplies
	water supply pipes and
	fittings, installation, and
	drainage and flushing
	systems such as visible
	cisterns other sanitary
	systems for the commercial
	and residential
	construction markets.
	(Cost $1,228,762)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2020
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Building Materials — (continued)

4,600	Sika AG	$1,258,306	0.91%
	Manufactures construction
	materials, producing
	concrete and mixtures,
	mortar, sealants and
	adhesives, tooling resins,
	anti-static industrial
	flooring, and acoustic
	materials. The company
	serves customers worldwide.
	(Cost $667,980)
		5,250,263	3.80%
Commercial Services — 0.48%

221	SGS SA	667,538	0.48%
	Provides industrial
	inspection, analysis,
	testing, and
	verification services.
	(Cost $553,249)
		667,538	0.48%
Computers — 5.93%

66,291	Logitech
	International SA	6,443,490	4.67%
	Engages in the
	development and
	marketing of hardware
	and software products
	that enable or enhance
	digital navigation, music
	and video entertainment,
	gaming, social networking
	and audio and video
	communication.
	(Cost $898,787)

58,611	SoftwareONE
	Holding AG1	1,737,211	1.26%
	Provides IT services. The
	Company offers cloud
	computing, portfolio
	management,
	procurement, unified
	communication, and
	other related solutions.
	(Cost $1,267,799)
		8,180,701	5.93%
Diversified Financial Services — 3.18%

43,021	Julius Baer Group Ltd.	2,482,121	1.80%
	Provides private banking
	services. The company
	advises on wealth
	management, financial
	planning and investments;
	offers mortgage and other
	lending, foreign exchange,
	securities trading, custody
	and execution services.
	(Cost $1,947,369)

7,000	Swissquote Group
	Holding SA	680,242	0.49%
	Through its subsidiaries,
	offers online financial
	services. The company
	operates an online
	trading system which
	offers customers real-time
	securities quotes on the
	Swiss Stock Exchange.
	(Cost $679,743)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2020
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Diversified Financial Services — (continued)

13,408	VZ Holding AG	$1,227,114	0.89%
	Provides independent
	financial advice to private
	individuals and companies.
	The company consults on
	investment, tax and
	inheritance planning and
	provides advice regarding
	insurance products
	and coverage.
	(Cost $438,472)
		4,389,477	3.18%
Electric — 1.60%

19,654	BKW AG	2,205,641	1.60%
	Provides energy supply
	services. The company
	focuses on the production,
	transportation, trading and
	sale of energy. In addition
	to energy supply, the
	company also develops,
	implements and operates
	energy solutions
	for its clients.
	(Cost $1,253,650)
		2,205,641	1.60%
Electronics — 2.38%

117,603	ABB Ltd.	3,287,482	2.38%
	Provides power and
	automation technologies.
	The company operates
	under segments that
	include power products,
	power systems, automation
	products, process
	automation, and robotics.
	(Cost $2,789,788)
		3,287,482	2.38%
Food — 16.43%

192,300	Nestle SA	22,681,371	16.43%
	One of the world’s
	largest food and beverage
	processing companies.
	(Cost $12,374,998)
		22,681,371	16.43%
Hand/Machine Tools — 0.89%

4,550	Schindler Holding AG	1,228,158	0.89%
	Manufactures and installs
	elevators, escalators, and
	moving walkways
	internationally. The
	company’s products are
	used in airports, subway
	stations, railroad terminals,
	shopping centers, cruise
	ships, hotels, and office
	buildings. The company also
	offers maintenance services.
	(Cost $977,749)
		1,228,158	0.89%
Healthcare-Products — 4.72%

10,200	Alcon, Inc.[1]	678,961	0.49%
	Manufactures eye care
	products. The company
	produces and markets
	vitreoretinal and cataract
	surgery, contact lenses,
	and refractive
	technology products.
	(Cost $667,799)

125,416	Eyesense AG, Series A1,2,3	48,240	0.04%
	A spin-out from Ciba Vision
	AG. Develops novel ophthalmic
	self- diagnostic systems
	for glucose monitoring of
	diabetes patients.
	(Cost $3,007,048)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2020
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Healthcare-Products — (continued)

3,500	Medacta Group SA1	$346,852	0.25%
	Produces and distributes
	medical devices. The
	company develops,
	manufactures, and
	distributes orthopedic
	and neurosurgical
	medical devices.
	(Cost $341,248)

5,486	Sonova Holding AG	1,427,434	1.03%
	Designs and produces
	wireless analog and digital
	in-the-ear and behind-the-ear
	hearing aids and
	miniaturized voice
	communications systems.
	(Cost $846,271)

250,550	Spineart SA1,2,3	1,417,218	1.03%
	Designs and markets an
	innovative full range of
	spine products, including
	fusion and motion
	preservation devices,
	focusing on easy to
	implant high-end products
	to simplify the surgical act.
	(Cost $1,761,659)

5,295	Tecan Group AG	2,598,530	1.88%
	Manufactures and
	distributes laboratory
	automation components
	and systems. The
	products are mainly
	used by research and
	diagnostic laboratories.
	(Cost $492,937)
		6,517,235	4.72%
Healthcare-Services — 1.32%

11,900	Galenica AG	794,276	0.57%
	Retails pharmaceutical
	products, and services
	customers in Switzerland.
	The Company offers health,
	beauty, and related
	products and services.
	(Cost $613,838)

1,600	Lonza Group AG	1,029,560	0.75%
	Produces organic fine
	chemicals, biocides, active
	ingredients, and
	biotechnology products.
	(Cost $1,004,768)
		1,823,836	1.32%
Insurance — 11.60%

11,780	Baloise Holding AG	2,098,931	1.52%
	Offers group and individual
	life, health, accident, liability
	property, and transportation
	insurance to customers in
	Europe. The Company also
	offers private banking and
	asset management services.
	(Cost $1,835,913)

20,164	Helvetia Holding AG	2,130,570	1.55%
	Provides a broad range of
	life, casualty, liability,
	accident and transportation
	insurance in Switzerland and
	in other European countries.
	The Company insures
	individuals, property such
	as vehicles and buildings,
	and consumer goods and
	personal belongings
	(Cost $2,148,094)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2020
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Insurance — (continued)

9,027	Swiss Life Holding AG	$4,211,477	3.05%
	Provides life insurance
	and institutional
	investment management.
	(Cost $3,134,819)

17,766	Swiss Re AG	1,675,003	1.21%
	Offers reinsurance,
	insurance, and insurance
	linked financial
	market products.
	(Cost $1,475,944)

13,950	Zurich Insurance
	Group AG	5,894,366	4.27%
	Provides insurance-based
	financial services. The
	company offers general
	and life insurance products
	and services for individuals,
	small businesses,
	commercial enterprises,
	mid-sized and large
	corporations, and
	multinational companies.
	(Cost $4,632,059)
		16,010,347	11.60%
Metal Fabricate/Hardware — 1.15%

13,400	SFS Group AG	1,591,719	1.15%
	Provides automotive
	products, building and
	electronic components,
	flat roofing and solar
	fastening systems. The
	company operates
	production facilities in Asia,
	Europe and North America.
	(Cost $899,579)
		1,591,719	1.15%
Miscellaneous Manufacturing — 1.26%

14,620	Stadler Rail AG	668,522	0.48%
	Engineers and
	manufactures trains.
	The company offers
	suburban and regional
	transport trains, light rail
	vehicles, and trams.
	(Cost $608,027)

10,200	Sulzer AG	1,074,292	0.78%
	Manufactures machinery
	and equipment, and
	operates in a surfacing
	technology business. The
	Company provides
	pumping and surface
	technology solution and
	services, services and
	repair of thermal turbo
	machinery, and service
	for separation
	and static mixing.
	(Cost $964,564)
		1,742,814	1.26%
Packaging & Containers — 1.89%

112,100	SIG Combibloc Group AG1	2,604,824	1.89%
	The company, through
	its subsidiaries,
	manufactures and
	produces bottling
	machines and systems
	for the food and
	beverage industries.
	The company serves
	customers worldwide.
	(Cost $1,283,518)
		2,604,824	1.89%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2020
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Pharmaceuticals — 25.32%[6]

185,000	Novartis AG	$17,506,929	12.68%
	One of the leading
	manufacturers of
	branded and generic
	pharmaceutical products.
	(Cost $10,468,595)

49,901	Roche Holding AG	17,443,757	12.64%
	Develops and manufactures
	pharmaceutical and
	diagnostic products.
	Produces prescription drugs
	to treat cardiovascular,
	infectious and autoimmune
	diseases and for other areas
	including dermatology
	and oncology.
	(Cost $9,346,153)
		34,950,686	25.32%
Private Equity — 2.22%

2,602	Partners Group
	Holding AG	3,061,350	2.22%
	A global private markets
	investment management firm
	with investment programs
	under management
	in private equity, private
	real estate, private
	infrastructure and private
	debt. The firm manages
	a broad range of customized
	portfolios for an international
	clientele of institutional
	investors. Partners
	Group is headquartered
	in Zug, Switzerland.
	(Cost $1,910,370)
		3,061,350	2.22%
Retail — 6.00%

58,300	Cie Financiere
	Richemont SA	5,281,593	3.83%
	Manufactures and retails
	luxury goods. Produces
	jewelry, watches, leather
	goods, writing instruments
	and men’s and
	women’s wear.
	(Cost $4,454,785)

56,628	Swatch Group AG —
	Registered Shares	2,995,560	2.17%
	Manufactures finished
	watches, movements and
	components. Produces
	components necessary to
	its various watch brand
	companies. The company
	also operates
	retail boutiques.
	(Cost $4,903,863)
		8,277,153	6.00%
Semiconductors — 1.99%

91,441	AMS AG	2,002,713	1.45%
	Designs and manufactures
	advanced sensor solutions.
	The company also delivers
	a broad range of
	technology solutions for
	consumer electronics and
	communication device
	manufactures.
	(Cost $1,498,363)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2020
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Semiconductors — (continued)

11,507	Sensirion Holding AG1	$745,914	0.54%
	The company, through its
	subsidiaries, manufactures
	gas and liquid flow sensors
	for the measurement of
	humidity and temperature,
	volatile organic compounds
	and carbon dioxide. The
	company serves automotive,
	industrial, medical, and
	consumer goods
	sectorsworldwide.
	(Cost $436,445)
		2,748,627	1.99%
	Total Common Stock
	(Cost $92,237,480)	135,198,282	97.94%

Preferred Stock — 0.05%

Biotechnology — 0.01%

8,400	Ixodes AG, Series B1,2,3,4	8,172	0.01%
	Develops and produces a
	topical product for the
	treatment of borreliosis
	infection and the prevention
	of Lyme disease
	from a tick bite.
	(Cost $2,252,142)
		8,172	0.01%
Industrial Goods & Services — 0.04%

500,863	SelFrag AG Class A1,2,3	50,996	0.04%
	Designs, manufactures and
	sells industrial machines
	and processes using selective
	fragmentation technology.
	(Cost $1,932,198)
		50,996	0.04%
	Total Preferred Stock
	(Cost $4,184,340)	59,168	0.05%

Limited Partnership — 0.78%

Biotechnology — 0.78%

3,294,705	Aravis Biotech II,
	Limited Partnership[1,3,4]	1,072,405	0.78%
	Makes early stage venture
	investments in the
	biotechnology &
	pharmaceuticals industry.
	(Cost $1,810,184)
		1,072,405	0.78%
	Total Limited Partnership
	(Cost $1,810,184)	1,072,405	0.78%

Short-Term Investment — 0.11%

154,333	U.S. Bank Money Market
	Deposit Account, 0.010%[5]	154,333	0.11%
	(Cost $154,333)
		154,333	0.11%
	Total Short-Term
	Investment
	(Cost $154,333)	154,333	0.11%

Warrants — 0.02%

116,600	Cie Financiere
	Richemont SA1	30,339	0.02%
	Expiration: November 2023
	Exercise Price: $75.80
	(Cost $0)
		30,339	0.02%
	Total Warrants
	(Cost $0)	30,339	0.02%

	Total Investments
	(Cost $98,386,337)	136,514,527	98.90%

	Other Assets
	Less Liabilities	1,525,137	1.10%
	Net Assets	$138,039,664	100.00%

	Net Asset Value Per Share:
	($138,039,664 ÷13,212,254
	shares outstanding,
	$0.001 par value: 50 million
	shares authorized)		$10.45

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2020
(continued)

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]
Illiquid.  There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland.  Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures.  At the end of the period, the aggregate Fair Value of these securities amounted to $2,597,031 or 1.88% of the Fund’s net assets.  Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
Eyesense AG – Common Shares	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010 – December 20, 2020	1,761,659
		$10,763,231

[4]
Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

	Fair Value				Change in		Fair Value
	as of	Gross	Gross	Realized	Unrealized	Interest	as of
Name of Issuer	12/31/19	Additions	Reductions	Gain/(Loss)	Gain/(Loss)	Income	12/31/20
Aravis Biotech II,
Limited Partnership	$1,059,436	$—	$—	$—	$12,969	$—	$1,072,405
Ixodes AG – Preferred
Shares B	7,460	—	—	—	712	—	8,172
	$1,066,896	$—	$—	$—	$13,681	$—	$1,080,577

[5]	Rate shown is the seven day annualized yield as of December 31, 2020.
[6]
The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of December 31, 2020, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2020
(concluded)

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2020
Industry:
Pharmaceuticals	25.32%
Food	16.43%
Insurance	11.60%
Retail	6.02%
Computers	5.93%
Banks	4.05%
Health Care-Products	4.72%
Building Materials	3.80%
Diversified Financial Services	3.18%
Electronics	2.38%
Private Equity	2.22%
Semiconductors	1.99%
Packaging & Containers	1.89%
Electric	1.60%
Biotechnology	1.54%
Healthcare-Services	1.32%
Miscellaneous Manufacturing	1.26%
Metal Fabricate/Hardware	1.15%
Advertising	0.98%
Hand/Machine Tools	0.89%
Commercial Services	0.48%
Short-Term Investment	0.11%
Industrial Goods & Services	0.04%
Other Assets Less Liabilities	1.10%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2020
Nestlé SA	16.43%
Novartis AG	12.68%
Roche Holding AG	12.64%
Logitech International SA	4.67%
Zurich Insurance Group AG	4.27%
Cie Financiere Richemont SA – Common Stock	3.83%
Swiss Life Holding AG	3.05%
ABB Ltd.	2.38%
Partners Group Holding AG	2.22%
Swatch Group AG – Registered Shares	2.17%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2020

Assets:
Investments in unaffiliated issuers, at value (cost $94,324,011)	$135,433,950
Investments in affiliated issuers, at value (cost $4,062,326)	1,080,577
Total Investments, at value (cost $98,386,337)	136,514,527
Foreign currency (cost $751,785)	761,501
Tax reclaims receivable	1,194,032
Receivable for investment sold	75,492
Interest receivable	19
Prepaid expenses	45,547
Total assets	138,591,118

Liabilities:
Accrued:
Advisory fees	82,781
Audit fees	55,502
Legal fees	200,427
Custody fees	16,374
Directors’ fees and expenses	74,995
Other expenses	121,375
Total liabilities	551,454
Net assets	$138,039,664

Composition of Net Assets:
Paid-in capital	$101,615,569
Total distributable earnings	36,424,095
Net assets	$138,039,664

Net Asset Value Per Share:
($138,039,664 ÷ 13,212,254 shares outstanding,
$0.001 par value: 50 million shares authorized)	$10.45

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2020

Investment Income:
Dividend (less of foreign tax withheld of $443,709)	$2,834,056
Interest income	32,536
Total income	2,866,592
Expenses:
Investment advisory fees (Note 2)	879,663
Directors’ fees and expenses	305,411
Legal fees (Note 3)	304,882
Officer Fees	133,997
Administration fees (Note 3)	123,181
Insurance fees	104,097
Printing and shareholder reports	99,801
Delaware franchise tax fees	80,300
Custody fees (Note 3)	65,549
Audit fees (Note 3)	55,494
Transfer agency fees (Note 3)	32,619
Miscellaneous expenses	83,134
Total expenses	2,268,128
Net investment income	598,464
Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	(2,560,384)
Investments in affiliated issuers	—
Foreign currency transactions	427,995
Total net realized gain (loss) from unaffiliated and
affiliated issuers and foreign currency transactions	(2,132,389)
Net change in unrealized appreciation from:
Investments in unaffiliated issuers	18,415,132
Investments in affiliated issuers	13,681
Foreign currency and foreign currency translations	128,951
Total net change in unrealized appreciation from unaffiliated and
affiliated issuers, foreign currency and foreign currency translations	18,557,764
Net Realized and Unrealized Gain on Investments and Foreign Currency	16,425,375
Net Increase in Net Assets from Operations	$17,023,839

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2020	December 31, 2019
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$598,464	$122,416
Total net realized gain (loss) from unaffiliated and
affiliated issuers and foreign currency transactions	(2,132,389)	2,278,006
Total net change in unrealized appreciation from
unaffiliated and affiliated issuers, foreign currency
and foreign currency translations	18,557,764	22,749,226
Net increase in net assets from operations	17,023,839	25,149,648
Distributions to Stockholders:
From earnings	(1,066,099)	(1,862,703)
From return of capital	(6,332,807)	—
Total distributions to stockholders	(7,398,906)	(1,862,703)
Capital Stock Transactions:
Value of shares repurchased through
stock repurchase program (Note 6)	(449,102)	—
Total decrease from capital share transactions	(449,102)	—
Total increase in net assets	9,175,831	23,286,945
Net Assets:
Beginning of year	128,863,833	105,576,888
End of year	$138,039,664	$128,863,833

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2020	2019	2018	2017	2016
Per Share Operating Performance:
Net asset value at the beginning of year	$9.71	$7.96	$14.10	$11.66	$12.30
Income from Investment Operations:
Net investment income[1]	0.05	0.01	0.14	0.13	0.15
Net realized and unrealized
gain (loss) on investments[2]	1.24	1.88	(1.35)	2.41	(0.45)
Total from investment activities	1.29	1.89	(1.21)	2.54	(0.30)
Gain from capital shares repurchases	—	—	—	—	0.02
Gain from tender offer	—	—	0.30	0.03	—
Capital change resulting from the
issuance of fund shares	—	—	(0.12)	—	(0.03)
Anti-dilutive effect of common
share repurchase program	0.01	—	—	—	—
Less Distributions:
Dividends from investment income and
net realized gains from foreign
currency transactions	(0.08)	(0.12)	(0.10)	(0.13)	(0.12)
Distributions from net realized capital gains	—	(0.02)	(5.01)	—	(0.21)
Return of capital	(0.48)	—	—	—	—
Total distributions	(0.56)	(0.14)	(5.11)	(0.13)	(0.33)
Net asset value at end of year	$10.45	$9.71	$7.96	$14.10	$11.66
Market value per share at the end of year	$8.94	$8.41	$6.90	$12.76	$10.21
Total Investment Returns:[3]
Based on market value per share	14.18%	24.00%	-10.90%	26.26%	-0.24%
Based on net asset value per share	14.29%	23.80%	-6.98%	22.17%	-2.19%
Ratios to Average Net Assets:
Net expenses	1.80%	2.13%	1.44%	1.40%	1.19%
Gross expenses	1.80%	2.13%	1.44%	1.40%	1.19%
Net investment income	0.48%	0.10%	1.12%	0.98%	1.26%
Supplemental Data and Ratios
Net assets at end of year (000’s)	$138,040	$128,864	$105,577	$356,832	$327,861
Average net assets during the year (000’s)	$125,666	$118,960	$305,270	$350,487	$331,874
Portfolio turnover rate	12%	18%	21%	9%	19%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]
Total investment return based on market value differs from total investments return based on net assets value due to changes in the relationship between the market value of the Fund’s shares and its NAV per share.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization
The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation
The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the fair valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $2,597,031, or 1.88% of the Fund’s net assets at December 31, 2020 and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2020:

		Level 2	Level 3	Investments
	Level 1	Other Significant	Significant	Valued at
	Quoted Prices	Observable Inputs	Unobservable Inputs	NAV**	Total
Investments in Securities*
Common Stock	$133,732,824	$—	$1,465,458	$—	$135,198,282
Preferred Stock	—	—	59,168	—	59,168
Limited Partnership	—	—	—	1,072,405	1,072,405
Money Market Deposit Account	—	154,333	—	—	154,333
Warrant	30,339	—	—	—	30,339
Total Investments in Securities	$133,763,163	$154,333	$1,524,626	$1,072,405	$136,514,527

*	Please see the Schedule of Investments for industry classifications.

**
As of December 31, 2020, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Quantitative Information about certain Level 3 Fair Value Measurements

	Fair Value at
	December 31, 2020	Valuation Technique	Unobservable Inputs	Range[1]
Biotechnology
Ixodes AG, Series B—Preferred Shares	$8,172	Asset based	Operational
		approach	cash expenditure	0-20%
Healthcare-Products
EyeSense AG, Series A—Common Shares	48,240	Market approach	Latest round of financing
			with an additional discount
			as a going concern using a
			probability weighted approach	70-90%
Spineart SA—Common Shares	1,417,218	Market approach	Secondary share purchase
			with an additional discount
			for lack of marketability	15-25%
Industrial Goods & Services
SelFrag AG Class A—Preferred Shares	50,996	Market approach	Latest round of financing
			with an additional discount
			as a going concern	40-60%
Total	$1,524,626

[1]
Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Preferred
	Stock	Stock	Total
Balance as of December 31, 2019	$1,567,283	$131,596	$1,698,879
Change in Unrealized Appreciation/Depreciation (a)	759,845	(72,428)	687,417
Net Realized Gain (Loss)	(52,898)	—	(52,898)
Gross Purchases	—	—	—
Gross Sales	(808,772)	—	(808,772)
Transfer out of Level 3	—	—	—
Balance as of December 31, 2020	$1,465,458	$59,168	$1,524,626

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2020.

C. Derivative Instruments
GAAP requires enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The fair value of derivative instruments as reported within the Schedule of Investments as of December 31, 2020:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$30,339

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2020:

Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain on Investments	$ —

Change in Unrealized Appreciation on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized appreciation of investments	$30,339

The average monthly share amount of warrants during the period November 1, 2020 – December 31, 2020 was 116,600. The average monthly market value of such warrants during the period November 1, 2020 – December 31, 2020 was $26,761.

D. Securities Transactions and Investment Income
Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

E. Distributions
The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). In August 2018, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy. In November 2019, the Board approved the resumption of distributions pursuant to the managed distribution policy. The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares. On March 31, 2020, June 29, 2020 and September 30, 2020, in accordance with the Fund’s managed distribution policy as then in effect, the Fund paid quarterly distributions of $0.1404 per share of the Fund’s common stock to all stockholders of record as of March 23, 2020, June 22, 2020, and September 21, 2020. On December 31, 2020 in accordance with the Fund's managed distribution policy as then in effect, the Fund paid a distribution of $0.13755 per share of the Fund's common stock to all stockholders of record as of December 21, 2020.

F. Federal Income Taxes
The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

G. Foreign Currency Translation
The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

H. Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Concentration of Market Risk
The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates
Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 58.5% of the advisory fee paid by the Fund to SIMNA.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,000 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,000 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Non-Interested Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In July 2018, the Board approved a change to its By-Laws and Board committee charters to provide that each Director who is not an “interested person” of Schroders or its affiliates will be entitled to receive the above fees.

Note 3—Other Service Providers
American Stock Transfer & Trust Company is the Fund’s transfer agent. U.S. Bank, N.A. serves as the Fund’s custodian and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provides administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions
The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended		For the Year Ended
	December 31, 2020		December 31, 2019
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	—	$—
Repurchased through Stock Repurchase Program (Note 6)	(54,857)	(449,102)	—	—
Repurchased from Tender Offer (Note 7)	—	—	—	—
Net Increase/(Decrease)	(54,857)	$(449,102)	—	$—

Note 5—Federal Income Tax and Investment Transactions
The tax character of distributions paid during 2020 and 2019 were as follows:

	2020	2019
Ordinary Income	$1,066,099	$1,656,554
Return of Capital	6,332,807	—
Long-Term Capital Gains	—	206,149
Total	$7,398,906	$1,862,703

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses and other late-year deferrals for the fiscal year ended December 31, 2020.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2020, the Fund had a short-term capital loss carryover of $13,218 and a long-term capital loss carryover of $2,562,930.

At December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$—
Capital Loss Carry Forward	(2,576,148)
Current Late-Year Loss Deferral and Post-October Losses	—
Other Accumulated Gain (Loss)	(21,189)
Net Unrealized Appreciation (Depreciation)	39,021,432
Total	$36,424,095

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2020:

Record Date	Payable Date	Ordinary Income	Return of Capital	Total Distribution
3/23/20	3/31/20	$0.02023006	$0.12016994	$0.14040
6/22/20	6/29/20	0.02023006	0.12016994	0.14040
9/21/20	9/30/20	0.02023006	0.12016994	0.14040
12/21/20	12/31/20	0.01981941	0.11773059	0.13755
				$0.55875

On the statements of assets and liabilities, the following adjustments were made for permanent tax adjustment:

Total Distributable Earnings	$ 4
Paid In Capital	$(4)

Note 6—Stock Repurchase Program
Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

On December 7, 2018, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2019. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 250,000 shares. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2019. On December 13, 2019, the Fund announced the Board’s approval of the Fund’s stock repurchase plan for 2020 of up to 250,000 shares of common stock. During the year ended December 31, 2020, the Fund repurchased 54,857 shares of its capital stock in the open market at a cost of $449,102. The weighted average discount of these purchases comparing the average purchase price to net asset value at the close of the New York Stock Exchange was 16.33%.

On December 12, 2020, the Board approved the Fund’s stock repurchase plan for 2021 of up to 250,000 shares of common stock. The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the Fund’s available cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer
On November 20, 2018, the Fund accepted for cash purchase 24,638,918 shares of the Fund’s common stock at a price equal to $7.86 per share, which represented 98% of the Fund’s NAV per share of $8.02 as of the close of the regular trading session of the New York Stock Exchange on November 19, 2018.  As a result of the purchase of the 24,638,918 shares, the Fund had 13,267,111 shares of common stock outstanding.

Note 8—Capital Commitments
As of December 31, 2020, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International(a)
Aravis Biotech II, Limited Partnership	$3,676,679	$ —

*
The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of December 31, 2020. The Swiss franc/U.S. dollar exchange rate as of December 31, 2020 was used for conversion and equaled 0.88395 as of such date.

(a)
This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 9—Investment Transactions
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2020 were $18,209,490 and $13,572,018, respectively.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

Note 10—Subsequent Events
The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued.  Based on this evaluation, no adjustments or additional disclosures were deemed to be required to the financial statements as of December 31, 2020.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
The Swiss Helvetia Funds, Inc.

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and other issuers.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2021

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2020
Strategies and Principal Risks (Unaudited)

The following information in this annual report is a summary of certain information about the Fund.

Recent Changes:
This section summarizes certain changes since December 31, 2019. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

There have been no changes in investment policies not approved by stockholders since the Fund’s annual report to stockholders for the fiscal year ended December 31, 2019. The Investment and Market Risk discussion has been updated to include certain risks associated with the COVID-19 pandemic.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES
The following summarizes the Fund’s current investment objective and principal investment strategies:

Investment Objective
The Fund’s investment objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies.  The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in the limited instance where: (1) the Fund holds an investment in a Swiss company, and (2) such Swiss company undergoes a merger, takeover, reorganization or other form of business combination with a non-Swiss issuer (a “reorganization”), or reorganizes (or “redomiciles”) itself as a new corporate entity outside of Switzerland, and (3) the Fund, as a stockholder in the Swiss company, acquires equity or equity-linked securities in the non-Swiss issuer as a result of the transaction.  The Fund would be permitted, but not required, to reacquire equity and equity-linked securities of Swiss companies that have redomiciled, so long as the Fund held an investment in the Swiss company at or before the time the company redomiciled. The Fund’s investment objective is fundamental and may not be changed without the approval of a majority of the Fund’s outstanding voting securities.

Principal Investment Strategies
The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets, plus borrowings for investment purposes, in Swiss-equity and equity linked securities that are traded on a Swiss stock exchange, traded at the pre-bourse level of one or more Swiss stock exchanges, traded through a market maker or over the counter in Switzerland.  The Fund also may invest in Swiss-equity and equity-linked securities of Swiss companies that are traded on other major European stock exchanges.  Equity and equity-linked securities include registered shares, bearer shares, participation and dividend certificates, convertible bonds and bonds with warrants attached and unattached warrants.

For defensive purposes, during a period in which changes in Swiss equity markets or other adverse economic conditions or changes in Swiss political conditions warrant, the Fund may temporarily reduce its position in equity securities and invest in Sfr-denominated bank deposits, short-term debt or money market instruments.

The Fund may invest in securities of Swiss Real Estate Companies (as defined below), and acquire, hold and sell real estate or mortgages on real estate acquired through default,

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2020
Strategies and Principal Risks (Unaudited) (continued)

liquidation or other distributions or an interest in real estate as a result of the Fund’s ownership of such securities.  Additionally, the Fund may invest a portion of its assets in investment companies and in certain pooled investment vehicles, including those that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct investments, including in infrastructure projects and real estate investments.

The Fund is permitted to (i) leverage up to 10% of its total assets (including the amount borrowed) and (ii) engage in certain options transactions.  The Fund may borrow money for investment purposes and as a temporary measure for various purposes, including the payment of dividends.  The Fund may enter into options to hedge market risk and to generate income.

No assurance can be given that the Fund’s investment objective will be achieved.

Investment Philosophy and Process
In making investment decisions securities are evaluated for the opportunity for capital appreciation as well as for their potential to provide regular income and growth of income. The Adviser reviews each company’s potential for success in light of general economic and industry trends, as well as the company’s quality of management, financial condition, business plan, industry and sector market position, dividend payout ratio and corporate governance. Fundamental research efforts are enhanced through communication among the portfolio managers and the company’s management team, who conduct internal research and extract information from external research. The portfolio managers communicate frequently with external analysts, and in-person visits with company management, together with local knowledge, help to provide opinions critical to investing in Swiss companies. The macroeconomic environment is reflected in fair value models. It is also taken into account in portfolio construction, where disciplined risk diversification is applied. In addition, the Adviser incorporates financially material environmental, social and governance (ESG) factors into its investment process. The Adviser evaluates the impact and risk around issues such as climate change, environmental performance, labor standards and corporate governance, which it views as important in its assessment of a company’s risk and potential for profitability.

Common Stocks. The Fund primarily invests in equity and equity-linked securities in the form of common stock. Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Convertible Securities. The Fund may invest in convertible securities, which include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2020
Strategies and Principal Risks (Unaudited) (continued)

take the form of convertible preferred stock, convertible bonds or debentures, units consisting of bonds and warrants or a combination of the features of several of these securities. Investment characteristics of convertible securities vary widely, which allows these securities to be employed for a variety of investment strategies.

Investment Companies and Other Pooled Investment Vehicles. The Fund may invest in other investment companies, and may invest up to 5% of its total assets in pooled investment vehicles that invest in private equity by investing in private equity funds (so-called “funds of funds”) or by making direct investments, including in infrastructure projects and real estate investments. The Fund is only permitted to invest in investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), and as consistent with the Fund’s investment objective and policies. Investments in private equity funds and other pooled investment vehicles are not subject to the limitations on investing in investment companies imposed by the 1940 Act. Private equity funds are typically structured as either limited partnerships or limited liability companies with a fixed-life, usually around ten years. The general partner of the private equity fund, who also is typically its adviser, makes investments, monitors them and finally exits them for a return on behalf of the limited partners, which are investors such as the Fund. The private equity fund’s assets are typically invested within three to five years, and after all investments are fully divested, the private equity fund can be terminated.

Illiquid and Restricted Securities. The Fund may invest up to 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the Federal securities laws) and securities that may be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid. It is expected that these illiquid securities will generally consist of equity or equity-linked securities purchased in privately negotiated transactions.

Swiss Real Estate Companies. The Fund may invest in equity and equity-linked securities issued by Swiss real estate companies, including Real Estate Investment Trusts (“REITs”) or REIT-like structures (“Swiss Real Estate Companies”). The Fund considers a real estate company to be a company that derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or has at least 50% of its assets in real estate investments. The Fund considers a real estate company to be a Swiss Real Estate Company if it: (1) is organized in or has its principal office in Switzerland or (2) has a significant amount of real estate assets or investments in Switzerland, even if it is organized or its principal office is outside of Switzerland. The Fund’s investment in Swiss Real Estate Companies is deemed to be an investment in Swiss equity or equity-linked securities for purposes of the Fund’s investment objective.

Options Transactions. The Fund may engage in the following options transactions: (i) buying calls on securities in which the Fund can

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2020
Strategies and Principal Risks (Unaudited) (continued)

invest; (ii) buying calls on Swiss stock indices; (iii) writing covered calls on securities in which the Fund can invest; (iv) buying puts on these types of securities; and (v) buying puts on Swiss stock indices. The Fund may engage in these options transactions on an established Swiss exchange, European exchange (e.g., Eurex) or through privately negotiated transactions referred to as over-the-counter options. The Adviser may utilize options contracts to manage the Fund’s exposure to changing security prices.

PRINCIPAL RISKS
The following summarizes the principal risks of an investment in the Fund:

General Risks of Investing in the Fund

Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Common stock prices, including the prices of shares of the Fund’s Common Stock are sensitive to general movements in the stock market. Securities of a company may decline in value due to its financial prospects and activities, including certain operational impacts, such as data breaches and cybersecurity attacks. Securities may also decline in value due to general market and economic movements and trends, including adverse changes to credit markets, or as a result of other events such as geopolitical events, natural disasters, or widespread pandemics or other adverse public health developments.  As part of the Advisers’ investment strategy, the Adviser evaluates certain factors as part of its fundamental analysis, including financially material ESG factors.  The analysis of these factors may not work as intended.  Market prices of the Fund’s shares of Common Stock may be affected by investors’ perceptions regarding closed-end funds generally or the Fund’s specific underlying investments.

An outbreak of respiratory disease caused by a novel coronavirus (sometimes referred to as “COVID-19”) was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closed borders, enhanced health screenings, disruption of, and delays in, the provision of healthcare services, quarantines, cancellations of events and product orders, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The pandemic has, and other pandemics and epidemics that may arise in the future could, adversely affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the effect of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. As a result, the extent to which the pandemic may negatively affect a fund’s performance or the duration of any potential business disruption is uncertain. The effects of the pandemic may last for an extended period of time.

Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from net asset value. This is a risk separate and distinct from the risk that the Fund’s net asset value will decrease. The Fund cannot predict whether shares of its Common

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2020
Strategies and Principal Risks (Unaudited) (continued)

Stock will trade at, above or below net asset value, but the Fund’s Common Stock has generally traded at a discount.

Foreign Securities Risk. In addition to the specific risks associated with investing in Swiss securities (see, “Risk Factors—General Risks of Investing in Swiss Securities—Swiss Securities Risk”), foreign investments generally may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other things, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

Equity Securities Risk. Common stock holds the lowest priority in the capital structure of a company, and therefore takes the largest share of the company’s risk and its accompanying volatility. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock. Also, prices of common stocks are sensitive to general market movements.

Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred securities or other securities that may be converted or exchanged (by the holder or the issuer) into shares of the underlying common stock (or cash or securities of equivalent value), either at a stated price or stated rate. Convertible securities have characteristics similar to both fixed income and equity securities. Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer.

Illiquid and Restricted Securities Risk. The Fund may invest in restricted securities and other investments that may be illiquid. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

The Fund also may be subject to a heightened liquidity risk in respect of its investments in private equity securities, including: (i) lack of a public market; (ii) dependence on an exit strategy, such as an initial public offering or sale of a business, which may not occur to realize the anticipated value of an investment or even dispose of the investment without a significant or total loss; and (iii) dependence on managerial assistance provided by other investors and the willingness of other investors or third parties to provide additional financial support to the issuer.

Investing in Investment Companies and Other Pooled Investment Vehicles. The Fund’s stockholders will be subject to duplicative expenses to the extent the Fund invests in other investment companies or pooled investment vehicles. A profit-sharing fee arrangement may create incentives for an adviser or manager to take greater investment risks in an attempt to realize a higher profit participation percentage. The securities of other investment companies and pooled investment vehicles also may be leveraged and may, depending on the extent of leverage, be subject to greater leverage risks than to which the Fund is subject. Investment companies and pooled investment vehicles in

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2020
Strategies and Principal Risks (Unaudited) (continued)

which the Fund may invest may have investment policies that differ from those of the Fund. In addition, the Fund will be dependent upon the investment and research abilities of persons other than the Adviser.

Investments in private equity funds are “illiquid.” It will be difficult for the Fund to gain access to, or liquidate, its capital contribution as those assets are “locked-up” in long-term investments by the private equity fund that usually last for approximately ten years and sometimes longer. Distributions are made only as investments are converted to cash, and the Fund typically will have no right to demand that sales be made. As such, the Fund and its stockholders may not see a realized return on an investment in a private equity fund for a number of years after its initial capital contribution.

Investing in private equity funds presents the additional risk that the Fund may have limited access to information concerning the underlying fund and its investments. For funds that are not listed on an exchange, the Adviser will fair value the Fund’s investment pursuant to procedures approved by the Fund’s Board of Directors. Although the Adviser will review the valuations provided by the funds, the Adviser may not be able to confirm independently the accuracy of such valuations.

Swiss Real Estate Company Risk. In addition to the general risks associated with investing in Swiss equity and equity-linked securities, the Fund’s investments in Swiss Real Estate Companies will be linked to the performance of the Swiss real estate markets. The Fund will not generally invest in real estate directly, and will typically invest only in securities issued by Swiss Real Estate Companies. However, the Fund also is subject to the risks associated with the direct ownership of real estate. These risks include: (i) declines in the value of real estate; (ii) risks related to general and local economic conditions; (iii) overbuilding and extended vacancies of properties; (iv) increases in property taxes and operating expenses; (v) costs and liabilities associated with environmental problems; and (vi) casualty or condemnation losses. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Property values may fall due to increasing vacancies or declining rents resulting from unanticipated economic, legal, cultural or technological developments. Performance of investments in REITs and REIT-like structures may decline as a result of the failure of borrowers to pay their loans and poor management. Income and real estate values also may be adversely affected by such factors as applicable laws, interest rate levels and the availability of financing. In addition, real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited.

Options Risk. The Fund is permitted, but not required, to engage in certain options transactions (relating to securities in which the Fund can invest and Swiss stock indices) which are considered derivative instruments. The use of these options involves risks different from or possibly greater than, the risks associated with investing directly in the underlying assets. The Adviser’s may utilize options to manage the Fund’s exposure to changing security prices. Successful use by the Fund of options will be subject to the Adviser’s ability to predict correctly movements in the prices of securities and indices underlying options and the stock market

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2020
Strategies and Principal Risks (Unaudited) (continued)

generally. To the extent the Adviser’s predictions are incorrect, the Fund may incur losses.

Leverage Risk. Using leverage is a speculative investment technique. The use of leverage may result in higher volatility of the net asset value and the market value of the Fund’s Common Stock. Because the interest rates on borrowings may vary, the Fund’s return will fall if interest rates rise and the Fund’s income will fluctuate. If the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value than if the Fund were not leveraged. The Fund will pay any costs and expenses relating to any borrowings. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns. There can be no assurance that any leverage strategy the Fund employs will be successful.

General Risks of Investing in Swiss Securities
Swiss Securities Risk. Trading in Swiss equities involves certain risks and special considerations not usually associated with investing in securities of established U.S. companies, including (i) risks related to the nature of the market for Swiss equities, including the risk that the Swiss equities markets may be affected by market developments in different ways than U.S. securities markets and may be more volatile than U.S. securities markets; (ii) political and economic risks with respect to Switzerland, including the possible imposition of, or changes in, currency exchange laws or other Swiss laws or restrictions applicable to investments in Swiss equities; and (iii) fluctuations in the rate of exchange between currencies and costs associated with currency conversion.

Swiss Market and Concentration Risk. The Swiss securities markets have substantially less trading volume than the U.S. securities markets. Additionally, the capitalization of the Swiss securities markets is highly concentrated. As of December 31, 2020, the top three holdings in the main overall performance index in Switzerland, the Swiss Performance Index, accounted for 47.5% of the index.  By comparison, as of the same date, the Fund has three holdings that exceed 5% of its net assets which, in the aggregate, constitute 42% of its net assets.  Securities of some companies located in Switzerland will be less liquid and more volatile than securities of comparable U.S. companies. This combination of lower volume and greater concentration in the Swiss securities markets may create a risk of greater price volatility than in the U.S. securities markets. Commissions for trading on Swiss exchanges are generally higher than commissions for trading on U.S. exchanges, although the Adviser seeks the most favorable net results (taking into account transaction costs) on the Fund’s portfolio transactions and, in certain instances, may be able to purchase portfolio investments on which commissions are negotiable. Further, Swiss markets typically have less government supervision compared to the U.S. markets.

Disclosure Standards Risk. Swiss reporting, accounting and auditing standards differ from U.S. standards in important respects. Swiss corporations, other than subsidiaries of U.S. companies, do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely than required of U.S. companies by the Securities

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2020
Strategies and Principal Risks (Unaudited) (continued)

and Exchange Commission (the “SEC”) or under U.S. generally accepted accounting principles (“U.S. GAAP”). As a result, less specific information may be available to investors in Swiss securities than to investors in U.S. securities. Swiss banks and insurance companies are subject to stricter disclosure requirements than other Swiss companies, but these rules are not as comprehensive as SEC or U.S. GAAP reporting standards.

Foreign Currency and Exchange Rate Risk. Substantially all of the Fund’s assets are invested in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s net asset value, however, is reported, and distributions from the Fund are made, in U.S. dollars. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. Accordingly, currency risks in connection with investments in the Fund will be borne by investors. Therefore, the Fund’s reported net asset value and distributions could be adversely affected by devaluation of the Swiss franc relative to the U.S. dollar. In addition, the Fund computes its income at the foreign exchange rate in effect on the day of its receipt by the Fund. If the value of the Swiss franc falls relative to the U.S. dollar between the date the Fund receives such income and the date it makes distributions, and, if the Fund has insufficient cash in U.S. dollars to meet distribution requirements, it may be required to liquidate securities in order to make distributions. There is no assurance that the Fund will be able to liquidate securities in order to meet such distribution requirements. Such liquidations, if required, also may adversely affect the Fund.

Tax Risk. Dividends and certain interest paid to the Fund by Swiss corporate entities will be subject to certain withholding taxes in Switzerland. Subject to certain limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), foreign taxes withheld from distributions to the Fund or otherwise paid by the Fund may be creditable against taxes owed or deductible from income by U.S. stockholders for U.S. Federal income tax purposes if the Fund makes an election to treat the stockholders as having paid those taxes for U.S. Federal income tax purposes. The Fund’s ability to make such an election is subject to certain requirements in the Code. Although the Fund expects to be eligible to make such an election each year, and intends to do so if it is eligible, there is no assurance that the Fund will be eligible each year. If the election is made, the amount of such foreign taxes paid by the Fund will be includible as income to the stockholders for U.S. Federal income tax purposes. Non-U.S. investors may not be able to credit or deduct such foreign taxes, but may be deemed to have additional income from the Fund subject to U.S. withholding tax. Investors should review carefully the information discussed under “U.S. Federal Taxation” below and should discuss with their tax advisors the specific tax consequences of investing in the Fund.

Additional Risk Considerations
Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information

THE SWISS HELVETIA FUND, INC.

Fund Investment Objective, Principal Investment	December 31, 2020
Strategies and Principal Risks (Unaudited) (concluded)

security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Adviser or the Fund’s administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, may disrupt and otherwise adversely affect their business operations. This may result in financial losses to the Fund, impede Fund trading, interfere with the Fund’s ability to calculate its NAV, interfere with Fund shareholders’ ability to transact business or cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Non-Diversified Status. The Fund is classified as “non-diversified” under the 1940 Act. A non-diversified fund has the ability to invest more of its assets in securities of a single issuer than if it were classified as a “diversified” fund, which may increase volatility. If the Fund’s investment in an issuer represents a relatively significant percentage of the Fund’s portfolio, the value of the Fund’s portfolio will be more impacted by a loss on that investment than if the portfolio were more diversified.

Risk of Anti-Takeover Provisions. The Fund has provisions in its Articles of Incorporation and By-laws that could have the effect of delaying, deferring, preventing or otherwise limiting the ability of other entities or persons to acquire control of the Fund, to cause the Fund to engage in certain transactions or to modify the Fund’s structure.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND ORGANIZATIONAL STRUCTURE
Effective June 10, 2020, the Board of Directors of the Fund amended the By-Laws and Governance and Nominating Committee Charter. The amendments were in regards to advance notice of stockholder nominees for director and other shareholder proposals.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Code of Ethics
The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are, therefore, required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals, within the Advisor, with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

The Advisor’s Code provides that any individual subject to such Code and who violates the provisions of the Code is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Federal Tax Distribution Information
The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2020, were $0.25 and $0.03 per share, respectively.

Foreign Income Information
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2020. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Gross Foreign	Foreign Taxes	Gross Foreign	Foreign Taxes	Shares Outstanding
Source Income	Pass-through	Source Income Per Share	Pass-through Per Share	at 12/31/20
$3,277,765	$443,710	$0.24808523	$0.03358322	13,212,254

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2020.

Shares and
Dollar Range of
	Position(s)		Other Directorships	Common Stock
Name,	with Fund	Principal Occupation(s)	Held By Director	Beneficially
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years	Owned
Class I
Richard Dayan	Director (2018);	President and owner of	Trustee of High Income Securities	0
	Member of the	Cactus Trading since 1990	Fund since 2018; Director of	$0
Age: 77	Audit Committee		Emergent Capital, Inc. (formerly,
	(2018); Member of		Imperial Holdings, Inc.) until 2016
the Governance/
Nominating
Committee (2018)
Moritz A. Sell	Director (2017);	Principal, Edison Holdings GmbH;	Trustee of High Income Securities	3,330
	Member and	Senior Advisor, Markston	Fund since 2018; Director of FAX	$10,001-$50,000
Age: 53	Chair of the Audit	International LLC; Director, Market	(Aberdeen Asia Pacific Income
	Committee (2017);	Strategist and Head of Proprietary	Fund) and FCO (Aberdeen Global
	Lead Independent	Trading (London Branch),	Income Fund) since 2018; Director of
	Director (2018)	Landesbank Berlin AG and	IAF (Aberdeen Australia Equity Fund)
		Landesbank Berlin Holding AG	since 2004; Director of Aberdeen
		(formerly, Bankgesellschaft Berlin AG)	Greater China Fund until 2018;
		from 1996 to 2013	Chairman and Director of
Aberdeen Singapore Fund
until 2018
Class II
Andrew Dakos*	Director	Partner, Bulldog Investors, LLP;	President and Director of Special	1,064
	(2017) and	Principal of the former general partner	Opportunities Fund, Inc. since	$1-$10,000
Age: 54	Chairman (2018)	of several private investment	2009; Trustee, Crossroads
		partnerships in the Bulldog	Liquidating Trust (formerly,
		Investors group of private funds;	Crossroads Capital, Inc.) from
		Principal of the managing general	2015-2020; President and Trustee of
		partner of Bulldog Investors	High Income Securities Fund since
		General Partnership	2018; Director, Brookfield DTLA
Fund Office Trust Investor Inc.
since 2017; Director, Emergent
Capital, Inc. until 2017

*
Mr. Dakos is considered an “interested person” of the Fund within the meaning of the 1940 Act (and a Class II Interested Director of the Fund) as a result of his position as President and Chief Executive Officer of the Fund.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Shares and
Dollar Range of
	Position(s)		Other Directorships	Common Stock
Name,	with Fund	Principal Occupation(s)	Held By Director	Beneficially
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years	Owned
Class III
Phillip F. Goldstein	Director (2018);	Partner of Bulldog Investors, LLP	Chairman and Director of The	115,747
	Member and	since 2009; Principal of the former	Mexico Equity and Income Fund,	Over $100,000
Age: 76	Chair of the	general partner of several private	Inc. since 2000; Chairman,
	Governance/	investment partnerships in the	Director and Secretary of Special
	Nominating	Bulldog Investors group of private	Opportunities Fund, Inc. since
	Committee (2018)	funds since 2009	2009; Chairman and Secretary of
High Income Securities Fund since
2018; Director of Brookfield DTLA
Fund Office Trust Investor Inc.
since 2017; MVC Capital, Inc. from
2012-2020; Trustee of Crossroads
Liquidating Trust (formerly,
Crossroads Capital, Inc.) from
2016-2020; Chairman and
Director of Emergent Capital, Inc.
(formerly, Imperial Holdings, Inc.)
until 2017
Gerald Hellerman	Director (2018);	Chief Compliance Officer of	Director of Mexico Equity and	4,323
	Member of the	The Mexico Equity and Income Fund,	Income Fund, Inc. since 2001;	$10,001-$50,000
Age: 83	Audit Committee	Inc. from 2001 through March 31,	Special Opportunities Fund, Inc.
	(2018); Member	2020 and Special Opportunities	since 2009; MVC Capital, Inc. from
	and Chair of the	Fund, Inc. from 2009 through	2003-2020; Trustee of Crossroads
	Pricing Committee	March 31, 2020; Managing Director	Liquidating Trust (formerly,
	(2018)	of Hellerman Associates (a financial	Crossroads Capital, Inc.) from
		and corporate consulting firm)	2017-2020; Fiera Capital Series Trust
		since 1993 (which terminated	since 2017; Trustee of High
		activities as of December 31, 2013)	Income Securities Fund since 2018;
Director of Emergent Capital, Inc.
(formerly, Imperial Holdings, Inc.)
until 2017; Ironsides Partners
Opportunity Offshore Fund Ltd.
until 2016

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of December 31, 2020.

Officers[2]
				Shares and
				Dollar Range of
				Common Stock
Name,	Position(s)	Term of Office and	Principal Occupation(s)	Beneficially
Address[1] & Age	with Fund	Length of Time Served	During At Least The Past Five Years	Owned
Andrew Dakos	President and	President and Chief	Partner, Bulldog Investors, LLP;	1,064
	Chief Executive	Executive Officer since 2019;	Principal of the former general	$1-$10,000
Age: 54	Officer; Director	Chairman since 2018;	partner of several private
	and Chairman.	Director since 2017	investment partnerships in the
			Bulldog Investors group of private
			funds; Principal of the managing
			general partner of Bulldog
			Investors General Partnership
Thomas Antonucci	Chief Financial	Since 2019	Director of Operations,	0
	Officer		Bulldog Investors, LLP;	$0
Age: 52			Chief Financial Officer
			and Treasurer of Special
			Opportunities Fund; Treasurer
			of High Income Securities Fund
Stephanie Darling	Chief Compliance	Since 2019	General Counsel and Chief	0
	Officer		Compliance Officer of Bulldog	$0
Age: 50			Investors, LLP; Chief Compliance
			Officer of High Income Securities
			Fund, Special Opportunities Fund,
			Inc., and Mexico Equity and
			Income Fund, Inc.; Principal of The
			Law Office of Stephanie Darling;
			Editor-in-Chief of The
			Investment Lawyer
Rajeev Das	Secretary	Since 2019	Head of Trading, Bulldog	32
			Investors, LLP	$1-$10,000
Age: 52

[1]	The address for each Director and Executive Officer is c/o The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
[2]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions
Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone
Telephone the Plan Administrator: 1-888-556-0425.

In Writing
You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting
Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation
The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Amendments to Plan
The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers
Andrew Dakos	Gerald Hellerman[1,4]
Chairman, President and	Director
Chief Executive Officer	Thomas Antonucci
Richard Dayan[1,5]	Chief Financial Officer
Director	Stephanie Darling
Phillip Goldstein[2]	Chief Compliance Officer
Director	Rajeev Das
Moritz Sell[3,6]	Secretary
Director
[1] Audit Committee Member	[4] Pricing Committee Chair
[2] Governance Nominating	[5] Governance Committee
Committee Chair	Member
[3] Audit Committee Chair	[6] Lead Independent Director

Investment Adviser
Schroder Investment Management North America Inc.
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

Investment Sub-adviser
Schroder Investment Management North America Ltd.
1 London Wall Place
London, EC2Y, United Kingdom

Administrator
U.S. Bank Global Fund Services

Custodian
U.S. Bank, N.A.

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
(888) 556-0425

Legal Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

The Investment Adviser
The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”).

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $693.34 billion in assets under management and administration as of September 30, 2020.

Executive Offices
The Swiss Helvetia Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202
(800) 730-2932

For inquiries and reports:
(800) 730-2932
email: swzintermediary@schroders.com

Website Address
www.swzfund.com

The Fund
The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

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(b)  Not applicable for this Registrant.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its Code of Ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s code of Ethics is Filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. Moritz Sell, Gerald Hellerman, and Richard Dayan each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Each of Messrs. Sell, Hellerman, and Dayan is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountants for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2019 and $50,000 in 2020.

(b) Audit-Related Fees:

The aggregated fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant were $0 in 2019 and $0 in 2020. These services, in accordance with Statement on Auditing Standards No.100, Interim Financial Information, consisted of review of the Fund’s semi-annual reports to shareholders.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees:

The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountants to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,500 in 2019 and $5,500 in 2020. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees:

The principal accountant did not provide any additional products or services to the Registrant in the reporting periods other than the services reported in paragraphs (a) through (c) of this Item but did receive reimbursement of out of pocket expenses of $0 in 2019 and $0 in 2020.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountants for services rendered to the Registrant in the reporting periods were $5,500 in 2019 and $5,500 in 2020. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser that were not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Moritz Sell, Chair
Gerald Hellerman
Richard Dayan

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under item 1 of the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Schroder Investment Management North America, Inc. (the “Adviser”), to vote the Registrant’s proxies in accordance with Adviser’s proxy voting guidelines and procedures (the
“Voting Guidelines”) that provide as follows:

The Adviser treats the voting of proxies as an important part of its management of client assets. It votes proxies in a manner that it deems most likely to protect and enhance the longer term value of the security as an asset to the account. The Adviser has a Proxy Committee consisting of investment professionals and other officers which is responsible for ensuring compliance with its proxy voting policy. That committee includes input from all offices including affiliated advisers. The actual voting of proxies is carried out by Schroder Investment Management Ltd., the UK affiliate of the Adviser. When voting proxies, the Adviser and its affiliates follow the Environmental, Social and Governance Policy (the “Policy”). The Policy sets forth positions on recurring issues and criteria for addressing nonrecurring issues. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy are documented. The Adviser uses proxy research from third party service providers. It considers their recommendations for voting on particular proxy proposals. The Adviser bears ultimate responsibility for proxy voting decisions. Occasionally, proxy voting proposals will raise conflicts between the Adviser’s interests and those of its clients. Those conflicts are managed in accordance with the procedures set out in the Policy. If the Adviser receives a proxy relating to an issuer that raises a material conflict of interest, the proxy is voted after review by the Global Head of Equities. The proxy will be voted as follows: – If a proposal or aspect of the meeting business is specifically addressed by the Policy, the Adviser will vote or act in accordance with the Policy unless the Adviser considers it is in the best interests of clients to depart from the Policy. In that case or if the proposal or meeting business is not specifically covered by the Policy, the Adviser may vote or act as it determines to be in the best interest of clients, provided that such vote or action would be against the Adviser’s own interest in the matter – If the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser will either (a) vote in accordance with the recommendations of a third party (which will be the supplier of our proxy voting processing and research service); or (b) obtain approval of the decision from the Adviser’s Head of Equities: the rationale of such vote will be recorded in writing; or (c) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote as recommended by the Adviser. If the third-party recommendation is unavailable, we will not vote. A copy of the entire Proxy Voting Policy and information as to specific votes are available to clients upon request.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Schroder Investment Management North America Inc. (“SIMNA”) is a wholly owned subsidiary of Schroders plc (Schroders plc and its subsidiaries are collectively referred to herein as “Schroders”). SIMNA is investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, are primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Swiss Equity Opportunities Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst. He holds a Master of Science at the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently Fund Manager of the SISF Small & Mid Cap Fund, the Schroder (CH) Swiss Small & Mid Cap Fund, the SISF Swiss Equity Fund, the Schroder European Small & Mid Cap Value Fund (ex UK) and institutional mandates. He began his investment career in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts
HSG of the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Registrant, as of December 31, 2020:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$64,983,493	None	None
Other Accounts	3	$832,478,216	None	None
Daniel Lenz
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	4	$1,041,921,872	1	$297,763,446
Other Accounts	4	$727,060,027	None	None

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Funds’ portfolio managers are compensated for their services to the Funds and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Certain fund managers may also receive awards under a long-term incentive program. Base salary of Schroders’ employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders’ reviews base salaries annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Schroders believes that a discretionary incentive scheme approach is preferable to the use of formulaic arrangements to ensure that good conduct and behaviours in line with the Schroders values are rewarded, to avoid reinforcing or creating conflicts of interest and to encourage a one team attitude. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieve by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with our corporate values of excellence, integrity, teamwork, passion and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders Funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison (including among others the Swiss Performance Index) in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/20 – 7/31/20	9,199	8.07	N/A	N/A
8/1/20 – 8/31/20	14,801	8.16	N/A	N/A
9/1/20 – 9/30/20	12,432	8.27	N/A	N/A
10/1/20 – 10/31/20	8,325	8.22	N/A	N/A
11/1/20 – 11/30/20	5,000	8.37	N/A	N/A
12/1/20 – 12/31/20	0	N/A	N/A	N/A
Total	49,757(1)	8.19
  (1) 49,757 Common shares were purchased pursuant to the Fund’s Stock Repurchase Program.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     The Swiss Helvetia Fund, Inc.

By (Signature and Title)      /s/ Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     3/2/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     3/2/2021

By (Signature and Title)      /s/ Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date     3/2/2021